                          SUPPLEMENT TO PROSPECTUS FOR

                         MANUFACTURERS INVESTMENT TRUST

                     DATED MAY 1, 2003, AMENDED MAY 5, 2003

        THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION UNDER "EXPENSE REIMBURSEMENT - LIFESTYLE TRUSTS" IN "ADVISORY ARRANGEMENTS" AND IS AMENDED AND RESTATED AS FOLLOWS:

   Lifestyle Trusts. If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust, equal 0.075%. If the total expenses of a Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. (For purposes of the expense reimbursement total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation, (f) Rule 12b-1 fees, (g) transfer agency fees, (h) blue sky fees and (i) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)

   These expense limitations will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. These voluntary expense reimbursements may be terminated at any time.

        THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR THE ALL CAP VALUE TRUST UNDER "FEES AND EXPENSES FOR EACH PORTFOLIO" AND IS AMENDED AND RESTATED AS FOLLOWS:

TRUST ANNUAL EXPENSES (effective May 1, 2003)
(as a percentage of Trust average net assets for the fiscal year ended December 31, 2002)

TRUST                MANAGEMENT
PORTFOLIO            FEES                 12B-1 FEES           OTHER EXPENSES    TOTAL TRUST ANNUAL EXPENSES
                                    ----------------------  -------------------  ---------------------------
                                    SERIES  SERIES  SERIES    SERIES I   SERIES  SERIES     SERIES    SERIES
                                       I      II      III   & SERIES II    III      I         II        III
                                    ------  ------  ------  -----------  ------  ------     ------    ------
All Cap Value         0.750%        0.150%  0.350%  0.500%     0.200%    0.270%  1.100%     1.300%    1.520%

        The following information replaces similar information found under "Subadvisory Arrangements" and is amended and restated as follows:

SUBADVISORY ARRANGEMENTS

The following portfolio manager changes have been made to the All Cap Core
Trust:

DEUTSCHE ASSET MANAGEMENT, INC. ("DeAM") - All Cap Core Trust

        Janet Campagna, Managing Director of DeAM and portfolio manager, and Robert Wang, Managing Director of DeAM and portfolio manager, are taking over portfolio management duties on the All Cap Core Trust from Joshua Feuerman, Michael Patchen and David Koziol. Ms. Campagna is the head of DeAM's Advance Research and Quantitative Strategies Group. Ms. Campagna joined DeAM in 1999 and currently overseas $250 billion in global asset allocation assets. Mr. Wang is Senior Portfolio Manager for the Multi-Asset Class Quantitative Strategies Group. Mr. Wang joined DeAM in 1995 and currently oversees over $2.4 billion in global quantitative equity assets.

MIT.SUP 081503


                 THE DATE OF THIS SUPPLEMENT IS AUGUST 15, 2003